File No. 33-58755 CIK #896976

                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004
                   POST-EFFECTIVE AMENDMENT NO. 5 TO FORM S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                  Form N-8B-2

        VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14
                             (Exact Name of Trust)

                              VAN KAMPEN FUNDS INC.
                           (Exact Name of Depositor)

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

         (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER
  Attention: A. Thomas Smith III, General Counsel     Attention: Mark J. Kneedy
  One Parkview Plaza                                  111 West Monroe Street
  Oakbrook Terrace, Illinois 60181                    Chicago, Illinois 60603
               (Name and complete address of agents for service)

     ( X ) Check if it is proposed that this filing will become effective on April 24, 2000 pursuant to paragraph (b) of Rule 485.


VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14
GOVETT SMALLER COMPANIES FUND AND TREASURY TRUST, SERIES 1

--------------------------------------------------------------------------------

                               PROSPECTUS PART ONE

 NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two. Please retain both parts of this Prospectus for future reference.

--------------------------------------------------------------------------------

                                    THE TRUST
         The Van Kampen American Capital Equity Opportunity Trust, Series 14 (the "Fund") is comprised of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust, Series 1 (the "Trust" or "Govett Smaller Companies Fund and Treasury Trust"). The Govett Smaller Companies Fund and Treasury Trust offers investors the opportunity to purchase Units representing proportionate interests in "zero coupon" U.S. Treasury obligations and shares of Govett Smaller Companies Fund (the "Fund" or "Fund Shares"). The Fund is an open-end management investment company, commonly known as a mutual fund. Unless terminated earlier, each Trust will terminate on August 15, 2007 and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

                              PUBLIC OFFERING PRICE
         The Public Offering Price per Unit of the Trust is equal to the net asset value of the Fund Shares plus the aggregate bid price of the Treasury Obligations in the secondary market plus or minus cash, if any, in the Capital and Income Accounts, divided by the number of Units outstanding, plus the applicable sales charge. See "Summary of Essential Financial Information" in this Part One.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Date of this Prospectus is April 24, 2000


                                   Van Kampen
           GOVETT SMALLER COMPANIES FUND AND TREASURY TRUST, SERIES 1
         VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                               As of March 2, 2000
                         SPONSOR: VAN KAMPEN FUNDS INC.
                SUPERVISOR: VAN KAMPEN INVESTMENT ADVISORY CORP.
                          (AN AFFILIATE OF THE SPONSOR)
                EVALUATOR: AMERICAN PORTFOLIO EVALUATION SERVICES
                   (A DIVISION OF AN AFFILIATE OF THE SPONSOR)
                          TRUSTEE: THE BANK OF NEW YORK

                                                                                                        Govett Smaller
                                                                                                           Companies
                                                                                                           Fund and
                                                                                                           Treasury
                                                                                                             Trust
                                                                                                       ----------------
General Information
Aggregate Maturity of Treasury Obligations                                                            $       2,200,000
Aggregate Number of Shares of Govett Smaller Companies Fund                                                      39,289
Number of Units                                                                                                 178,116
Fractional Undivided Interest in Trust per Unit                                                               1/178,116
Public Offering Price:
      Aggregate Value of Securities in Portfolio (1)                                                  $       2,412,623
      Aggregate Value of Securities per Unit (including accumulated dividends)                        $         13.5452
      Sales charge 4.0% (4.167% of Aggregate Value of Securities excluding
         principal cash per Unit) (3)                                                                 $           .5243
      Public Offering Price per Unit (2)(3)                                                           $         14.0695
Redemption Price per Unit                                                                             $         13.5452
Secondary Market Repurchase Price per Unit                                                            $         13.5452
Excess of Public Offering Price per Unit Over Redemption Price per Unit                               $           .5243

Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Date of Deposit                                     May 24, 1995
Mandatory Termination Date                          August 15, 2007
Estimated Govett Smaller Companies
   Fund Annual Expenses (4)                         $.005 per Unit
Trustee's Annual fee                                $.005 per Unit
Estimated Annual Organizational Expenses (5)        $.05902 per Unit

Record Date......................As soon as practicable after the Fund's ex-dividend date.

Distribution Date................As soon as practicable after the Fund's distribution date.


-------------------------------------------------------------------------------

(1) The shares of the Fund are valued at their net asset value. The Treasury Obligations are valued at their aggregate bid side evaluation. Because the Fund Shares may from time to time under certain circumstances be sold or Trust Units may be redeemed, there is no guarantee that the value of each Unit over the life of the Trust or at the Trust's termination will be equal to the Aggregate Value of Securities per Unit as stated above. However, due to the inclusion of the Treasury Obligations in the Trust's portfolio, Unitholders who hold their Units until maturity will receive at least $11.00 per Unit (which is the value upon maturity of the Treasury Obligations.)

(2) Anyone ordering Units will have added to the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.

(3) Effective on each June 1, commencing June 1, 1996, the secondary sales charge will decrease by .3 of 1% to a minimum sales charge of 1.5%. See "Public Offering-Offering Price" in Part One.

(4) Estimated Govett Smaller Companies Fund Expenses represent the intrinsic cost to each Unit due to the underlying costs associated with the Govett Smaller Companies Fund and are based upon the net asset value of that number of Govett Smaller Companies Fund Shares per Unit multiplied by the Fund's Annual Operating Expenses less rebated 12b-1 fees. See "Trust Portfolio--Fund Expenses."

(5) The Trust (and therefore Unitholders) will bear all or a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over a five year period. See "Expenses of the Trust" in Part Two and "Statements of Condition" in Part One. Historically, the sponsors of unit investment trusts have paid all the costs of establishing such trusts.


                                    PORTFOLIO
   The Van Kampen American Capital Equity Opportunity Trust, Series 14 consists of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust, Series 1. The Smaller Companies Fund and Treasury Trust offers investors the opportunity to purchase units representing proportionate interests in "Zero Coupon" U.S. Treasury obligations and shares of Govett Smaller Companies Fund.

                              PER UNIT INFORMATION

                                                1995 (1)         1996           1997           1998           1999
                                               ------------   ------------   ------------  ------------   ------------
Net asset value per Unit at
   beginning of period.....................   $        9.51  $       11.54  $       10.10 $       10.12  $       10.54
                                               ============   ============   ============  ============   ============
Net asset value per Unit at
   end of period...........................   $       11.54  $       10.10  $       10.12 $       10.54  $       12.53
                                               ============   ============   ============  ============   ============
Distributions to Unitholders of investment
   income including accumulated dividends
   paid on Units redeemed (average Units
   outstanding for entire period)..........   $          --  $          --  $          -- $      (0.02)  $      (0.02)
                                               ============   ============   ============  ============   ============
Distributions to Unitholders from Equity
   Security redemption proceeds (average
   Units outstanding for entire period)....   $          --  $          --  $          -- $          --  $          --
                                               ============   ============   ============  ============   ============
Unrealized appreciation (depreciation) of
   Equity Securities (per Unit outstanding
   at end of period).......................   $        1.10  $      (2.78)  $        0.61 $        0.54  $        1.74
                                               ============   ============   ============  ============   ============
Units outstanding at end of period.........         863,764        637,877        386,388       266,257        187,371

--------------------------------------------------------------------------------

(1)  For the period from May 24, 1995 (date of deposit) through December 31,
     1995.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14 (GOVETT SMALLER COMPANIES FUND AND TREASURY TRUST, SERIES 1):

   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen American Capital Equity Opportunity Trust, Series 14 (Govett Smaller Companies Fund and Treasury Trust, Series 1), as of December 31, 1999, and the related statements of operations and changes in net assets for the three years ended December 31, 1999. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Equity Opportunity Trust, Series 14 (Govett Smaller Companies Fund and Treasury Trust, Series 1), as of December 31, 1999, and the related statements of operations and changes in net assets for the three years ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                                              GRANT THORNTON LLP

Chicago, Illinois
March 10, 2000


         VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14
                             STATEMENTS OF CONDITION
                                DECEMBER 31, 1999

                                                                                                             Govett
                                                                                                             Smaller
                                                                                                           Companies
                                                                                                            Fund and
                                                                                                            Treasury
                                                                                                              Trust
                                                                                                       ------------------
   Trust property
      Securities at market value, (cost $2,546,853) (note 1)                                           $       2,432,353
      Organizational costs                                                                                         7,306
                                                                                                       ------------------
                                                                                                       $       2,439,659
                                                                                                       ==================

      Cash overdraft                                                                                   $          92,197
      Redemption payable                                                                                              --
      Interest to Unitholders                                                                                  2,347,462
                                                                                                       ------------------
                                                                                                       $       2,439,659
                                                                                                       ==================

                             ANALYSES OF NET ASSETS

   Interest of Unitholders (187,371 Units of fractional undivided interest outstanding)
      Cost to original investors of 1,240,000 Units (note 1)                                           $      13,202,000
         Less initial underwriting commission (note 3)                                                           653,007
                                                                                                       ------------------
                                                                                                              12,548,993
         Less redemption of 1,052,629 Units                                                                   11,319,843
                                                                                                       ------------------
                                                                                                               1,229,150
      Undistributed net investment income
         Net investment income                                                                                 1,886,567
         Less distributions to Unitholders                                                                       988,017
                                                                                                       ------------------
                                                                                                                 898,550
      Realized gain (loss) on Security sale or redemption                                                        334,262
      Unrealized appreciation (depreciation) of Securities (note 2)                                             (114,500)
      Distributions to Unitholders of Security sale proceeds                                                          --
                                                                                                       ------------------
           Net asset value to Unitholders                                                              $       2,347,462
                                                                                                       ==================

   Net asset value per Unit (187,371 Units outstanding)                                                $           12.53
                                                                                                       ==================


        The accompanying notes are an integral part of these statements.

           GOVETT SMALLER COMPANIES FUND AND TREASURY TRUST, SERIES 1
                            STATEMENTS OF OPERATIONS
                            YEARS ENDED DECEMBER 31,


                                                                                     1997         1998         1999
                                                                                 ------------  ------------ -----------
   Investment income
      Dividend income..........................................................   $        --  $        --  $        --
      Interest income..........................................................       144,456      190,576       91,865
                                                                                 ------------  ------------ -----------
                                                                                      144,456      190,576       91,865
      Expenses
         Trustee fees and expenses.............................................         5,911        6,650        4,996
         Evaluator fees........................................................            --           --           --
         Organizational fees...................................................         9,145        9,195        9,195
         Supervisory fees......................................................            --           --           --
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        15,056       15,845       14,191
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       129,400      174,731       77,674
   Realized gain (loss) from Securities sale or redemption
      Proceeds.................................................................     2,569,951    1,196,122      836,484
      Cost.....................................................................     2,905,238    1,364,061      896,874
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................      (335,287)    (167,939)     (60,390)
   Net change in unrealized appreciation (depreciation) of Securities..........       237,413      143,841      326,844
                                                                                 ------------  ------------ -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........   $    31,526  $   150,633  $   344,128
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,


                                                                                     1997         1998         1999
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   129,400  $   174,731  $    77,674
      Realized gain (loss) on Securities sale..................................      (335,287)    (167,939)     (60,390)
      Net change in unrealized appreciation (depreciation) of Securities.......       237,413      143,841      326,844
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......        31,526      150,633      344,128
   Distributions to Unitholders from:
      Net investment income....................................................         5,755        4,888        4,749
      Securities sale or redemption proceeds...................................            --           --           --
      Redemption of Units (note 4).............................................    (2,565,444)  (1,261,787)    (806,941)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................    (2,528,163)  (1,106,266)    (458,064)
   Net asset value to Unitholders
      Beginning of period......................................................     6,439,955    3,911,792    2,805,526
      Additional Securities purchased from proceeds of Unit Sales..............            --           --           --
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $636,508, $816,127, and $898,550 respectively)........................   $ 3,911,792  $ 2,805,526  $ 2,347,462
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

GOVETT SMALLER COMPANIES FUND AND TREASURY TRUST, SERIES 1                           PORTFOLIO as of December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Valuation of
Number                                                                                   Market Value     Securities
of Shares          Name of Issuer                                                          Per Share       (Note 1)
---------------    -------------------------------------------------------------------  --------------- --------------------
         39,782   Govett Smaller Companies Fund                                         $     28.6900    $   1,141,345


Aggregate
Principal          Name of Issuer, Title, and Maturity Date
---------------    -------------------------------------------------------------------
$     2,135,000   "Zero Coupon" U.S. Treasury bonds maturing August 15, 2007                             $   1,291,008
                                                                                                        --------------
                                                                                                         $   2,432,353
                                                                                                        ==============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these statements.


         VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14
                          Notes to Financial Statements
                        December 31, 1997, 1998 and 1999
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Fund Shares are valued at the net asset value as of the Evaluation Time. Treasury obligations are valued at the closing bid price.

   Security Cost - The original cost to the Trust of the Fund Shares was based, on the net asset value as of the Evaluation Time. The original cost of the Treasury obligations was based on the offering side evaluation as determined by Interactive Data Corporation. In each case, the costs were determined on the day of the various Dates of Deposit.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value as described in Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal Income Taxes.

   Distributions to Unitholders of the Trust's taxable income will be taxable as ordinary or capital gain income to Unitholders.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis. Since the date of deposit undistributed net investment income includes $654,622 of accreted interest.

   Organizational Costs - The Trust will bear all or a portion of its organizational costs, which will be deferred and amortized over the life of the Trust.

NOTE 2 - PORTFOLIO
   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at December 31, 1999 is as follows:

                                  Govett Smaller
                                     Companies
                                     Fund and
                                     Treasury
                                       Trust
                                  --------------
   Unrealized Appreciation        $      118,129
   Unrealized Depreciation             (232,629)
                                  --------------
                                  $    (114,500)
                                  ==============

   NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the underlying value of the Securities per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Securities. The secondary market cost to investors is based on the determination of the underlying value of the Securities per Unit on the date of an investor's purchase plus a sales charge of 4.9% of the public offering price which is 5.152% of the underlying value of the Securities. Effective on each June 1, commencing June 1, 1996, the secondary sales charge will decrease by .3 of 1% to a minimum sales charge of 1.5%.

NOTE 4 - REDEMPTION OF UNITS
   During the periods ended December 31, 1997, 1998 and 1999, 251,489 Units, 120,131 Units and 78,886 Units, respectively, were presented for redemption.





                        Van Kampen Focus Portfolios (SM)
                       A division of Van Kampen Funds Inc.


Van Kampen American Capital Equity Opportunity Trust, Series 14
Govett Smaller Companies Fund and Treasury Trust, Series 1

                                                             Prospectus Part Two
--------------------------------------------------------------------------------

   The Fund. Van Kampen American Capital Equity Opportunity Trust, Series 14 is comprised of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust, Series 1 (the "Smaller Companies Fund and Treasury Trust" or "Trust"). The Smaller Companies Fund and Treasury Trust offers investors the opportunity to purchase Units representing proportionate interests in "zero coupon" U.S. Treasury obligations and shares of Govett Smaller Companies Fund (the "Fund" or "Fund Shares"). The Fund is an open-end management investment company, commonly known as a mutual fund. Unless terminated earlier, the Trust will terminate on August 15, 2007 (the "Mandatory Termination Date") and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his or her Units.

   Objectives of the Trust. The objectives of the Smaller Companies Fund and Treasury Trust are to provide the potential for long-term capital appreciation by investing in shares of Govett Smaller Companies Fund and to protect Unitholders' capital by investing a portion of its portfolio in "zero coupon" U.S. Treasury obligations ("Treasury Obligations"). Collectively, the Treasury Obligations and the Fund Shares are referred to herein as the "Securities." See "Portfolio" in Part One. The Treasury Obligations in the Smaller Companies Fund and Treasury Trust evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Smaller Companies Fund and Treasury Trust, whose net asset value will fluctuate and may be worth more or less than a purchaser's acquisition cost. It is anticipated that upon maturity the Treasury Obligations will represent an amount per Unit of at least $11.00. The Fund seeks to achieve its long-term capital appreciation objective by investing primarily in equity securities of smaller domestic and foreign companies. There is, of course, no guarantee that the objectives of the Trust will be achieved.

   Public Offering Price. The Public Offering Price of the Trust includes the net asset value of the Fund Shares, the aggregate bid price of the Treasury Obligations, the applicable sales charge described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. The minimum purchase is 500 Units (100 Units for a tax-sheltered retirement plan). See "Public Offering."

   Principal Protection. The Smaller Companies Fund and Treasury Trust has been organized so that purchasers of Units should receive, at the termination of the Smaller Companies Fund and Treasury Trust, an amount per Unit at least equal to $11.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Smaller Companies Fund and Treasury Trust never paid a dividend and the value of the Fund Shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Smaller Companies Fund and Treasury Trust provides Unitholders who purchase Units at the price of $11.00 or less per Unit and who hold such Units until the termination of the Trust with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $11.00 per Unit, this feature may also provide a potential for capital appreciation. As a result of the volatile nature of the market for "zero coupon" U.S. Treasury Obligations, Units sold or redeemed prior to maturity will fluctuate in price, and the underlying Treasury Obligations may be valued at a price greater or less than their value as of the Initial Date of Deposit. Unitholders disposing of their Units prior to the maturity of the Trust may receive more or less than $11.00 per Unit, depending on market conditions on the date Units are sold or redeemed.

   Units of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal.


      NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

   Both parts of this Prospectus should be retained for future reference. This Prospectus is dated as of the date of the Prospectus Part One accompanying this
                              Prospectus Part Two.


--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   The Treasury Obligations deposited in the Smaller Companies Fund and Treasury Trust will mature on August 15, 2007. The Treasury Obligations have a maturity value greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Smaller Companies Fund and Treasury Trust on the Initial Date of Deposit; however, the value of the Treasury Obligations may fluctuate before maturity due to fluctuations in interest rates. The Fund Shares deposited in the Trust's portfolio have no fixed maturity date and the value of these underlying Fund Shares will fluctuate with changes in the values of stocks in general and with changes in the conditions and performance of the specific Securities owned by the Fund. See "Trust Portfolio."

   Dividend and Capital Gains Distributions. Distributions of net income, if any, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever the Fund makes such a distribution. Income with respect to the amortization of original issue discount on the Treasury Obligations in the Smaller Companies Fund and Treasury Trust will not be distributed currently, although Unitholders will be subject to income tax at ordinary income rates as if a distribution had occurred. Any distribution of income and/or capital gains will be net of the expenses of the Trust. See "Federal Taxation." Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unitholder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unitholders--Distributions of Income and Capital."

   Secondary Market for Units. After the initial offering period, although not obligated to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the net asset value of the Fund Shares plus the bid side evaluation of the Treasury Obligations, plus or minus cash, if any, in the Capital and Income Accounts of the Trust. If a secondary market is not maintained, a Unitholder may redeem Units through redemption at prices based upon the net asset value of the Fund Shares in the Trust plus the aggregate bid price of the Treasury Obligations, plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "Rights of Unitholders--Redemption of Units."

   Termination. Commencing on the Mandatory Termination Date, Fund Shares will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Fund Shares. Written notice of any termination of the Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days prior to the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders to elect a distribution of Fund Shares if the termination value of such Unitholder's Units is at least $500, rather than to receive payment in cash for such Unitholder's pro rata share of the amounts realized upon the disposition by the Trustee of the Fund Shares. Unitholders eligible for such a distribution may also elect to have their pro rata portion of the proceeds received upon the maturity of the Treasury Obligations reinvested without a sales charge into Fund Shares. All Unitholders not electing such option will receive cash representing their pro rata portion of the Treasury Obligations. To be effective, the election form, together with surrendered certificates, if issued, and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. Unitholders not electing a distribution of Fund Shares will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Trust Administration--Amendment or Termination."

   Reinvestment Option. Unitholders of any Van Kampen-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases). Unitholders also have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. See "Rights of Unitholders--Reinvestment Option."

   Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the Securities which make up the Trust or the general condition of the stock market, volatile interest rates, economic recession, currency exchange fluctuations, foreign withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. See "Risk Factors."

 THE TRUST

   Van Kampen American Capital Equity Opportunity Trust, Series 14 is comprised of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust, Series 1. The Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), among Van Kampen Funds Inc., (and their predecessors) as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp., (and their predecessors) as Evaluator, and The Bank of New York, as Trustee.

   The Govett Smaller Companies Fund and Treasury Trust may be an appropriate medium for investors who desire to participate in a portfolio of mutual fund shares and zero-coupon U.S. Treasury obligations. Diversification of assets in the Trust will not eliminate the risk of loss always inherent in the ownership of securities. For a breakdown of the portfolio see "Trust Portfolio."

   On the Initial Date of Deposit, the Sponsor deposited with the Trustee the Securities including delivery statements relating to contracts for the purchase of certain such Securities and an irrevocable letter of credit or cash issued by a financial institution in the amount required for such purchases. Thereafter, the Trustee, in exchange for such Securities (and contracts) so deposited, delivered to the Sponsor documentation evidencing the ownership of Units of the Govett Smaller Companies Fund and Treasury Trust. Unless otherwise terminated as provided in the Trust Agreement, the Trust will terminate on the Mandatory Termination Date, and Securities then held will within a reasonable time thereafter be liquidated or distributed by the Trustee.

   Each Unit of the Trust represents an undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee the fractional undivided interest in the Trust represented by each unredeemed Unit will increase although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

 Objectives and Securities Selection

   The objectives of the Smaller Companies Fund and Treasury Trust are to protect Unitholders' capital and provide investors with the potential for long-term capital appreciation. The portfolio is described under "Trust Portfolio" herein and "Portfolio" in Part One. An investor will be subject to taxation on the dividend income received from the Trust and on gains from the sale or liquidation of Securities (see "Federal Taxation"). Investors should be aware that there is not any guarantee that the objectives of the Trust will be achieved because the market value of the Securities can be affected by a variety of factors. Fund Shares may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the underlying issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Fund Shares will make distributions. The Trust, however, has been organized so that investors would receive, at termination, an amount per Unit at least equal to $11.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a distribution and the value of the Fund Shares were to decrease to zero, which the Sponsor considers highly unlikely. Any distributions of income will generally depend upon the declaration of dividends by the Fund and the declaration of any dividends depends upon several factors including the financial condition of the Fund and general economic conditions.

   In seeking this objective, the Sponsor also considered the ability of the Equity Securities to outpace inflation. While inflation is currently relatively low, the United States has historically experienced periods of double-digit inflation. While the prices of equity securities will fluctuate, over time equity securities have outperformed the rate of inflation, and other less risky investments, such as government bonds and U.S. Treasury bills. Historically, the most dynamic phase of growth for most companies occurs when they are in their emerging growth stage, when they are young and relatively unknown. Past performance is, however, no guarantee of future results.

   In selecting Securities for the Smaller Companies Fund and Treasury Trust, the following factors, among others, were considered: (a) for the portion of the Securities that are Fund Shares, the Sponsor selected shares of Govett Smaller Companies Fund, a mutual fund which seeks long-term capital appreciation by investing primarily in equity securities of smaller companies, and (b) for the portion of the Securities that are Treasury Obligations, the evidence of the right to receive a fixed payment at a future date from the U.S. Government, backed by the full faith and credit of the U.S. Government.

   Investors should be aware that the Trust is not a "managed" fund and as a result the adverse financial condition of the Fund will not result in its elimination from the portfolio except under extraordinary circumstances (see "Trust Administration--Portfolio Administration"). In addition, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the Securities were selected by the Sponsor as of the date the Securities were purchased by the Trust. The Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trust.

 Trust Portfolio

   The Smaller Companies Fund and Treasury Trust consists of (a) shares of Govett Smaller Companies Fund and (b) zero-coupon U.S. Treasury Obligations.

   Fund Shares. The portfolio of the Trust contains shares of Govett Smaller Companies Fund.

   Govett Smaller Companies Fund is included in The Govett Funds, Inc. (the "Company"), an open-end management investment company. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies.

   The Fund is authorized to issue three distinct classes of shares ("Class A shares", "Class B shares" and "Institutional Class shares"). Each class of shares may be purchased by investors at a price equal to the net asset value of the Fund per share, plus the respective sales charge. The Trust has purchased Class A shares for deposit herein and any reference to Fund Shares in this prospectus shall refer to Class A shares.

   The Fund's investment manager is AIB Govett, Inc. ("AIB Govett" or the "Investment Manager"), a Maryland corporation and an affiliate of Allied Irish Banks plc ("AIB") the parent of the AIB Group of Companies. AIB Govett Asset Management Limited ("AIBGovett London" or the "Subadviser," formerly John Govett & Co. Limited) serves as subadviser to the Fund. The Subadviser is a United Kingdom company.

   Additional information concerning Govett Smaller Companies Fund appears in "Trust Portfolio--Govett Smaller Companies Fund Summary." This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. A Fund Prospectus and a Statement of Additional Information about the Fund have been filed with the Securities and Exchange Commission (the "Commission") and are available, upon request and without charge, by writing to The Govett Funds, Inc., c/o FPS Services, Inc. (the Fund's "Distributor"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, or by calling (800) 821-0803. The Fund's Statement of Additional Information, which is incorporated in its entirety by reference in the Fund's prospectus, contains more detailed information about the Fund and its management, including more complete information as to certain risk factors.

   Treasury Obligations. The Treasury Obligations deposited in the Smaller Companies Fund and Treasury Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in Fund Shares.

   General. The Trust consists of the Securities listed under "Portfolio" in Part One as may continue to be held from time to time in the Trust and any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities. However, should any contract for the purchase of any of the Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in the Trust to cover such purchase are reinvested in substitute Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unitholders on the next distribution date.

   Because certain of the Fund Shares from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the portfolio is not managed, the Sponsor may instruct the Trustee to sell Fund Shares under certain limited circumstances. See "Trust Administration--Portfolio Administration."Fund Shares, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.


   Unitholders will be unable to dispose of any of the Fund Shares as such and will not be able to vote the Fund Shares. As the holder of the Fund Shares, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote such stocks in accordance with the instructions of the Sponsor. Actions required to be taken with respect to the Treasury Obligations will be in accordance with the instructions of the Sponsor.

   The following section provides a brief description of the Govett Smaller Companies Fund, specifically its relationship with the Trust. More specific information regarding Govett Smaller Companies Fund can be obtained from the Prospectus and Statement of Additional Information prepared therefor as described above.

Govett Smaller Companies Fund Summary

   Fundamental Investment Goal. The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies.

   Principal Investment Strategies. Normally, the Fund will invest at least 65% of its total assets in common stocks and other equity securities of smaller companies. For this Fund, a smaller company is a company with a market capitalization no greater than $3 billion when the Fund makes the initial investment. Also, a smaller company may be located anywhere in the world, including the U.S.

   The Investment Manager applies a blend of "top-down" and "bottom-up" decision making in selecting Fund investments. Bottom-up, it focuses on market position, money generation, profit margins, business strategy, and management to pick stocks. Top-down, rigorous country and industry reviews attempt to focus the Fund in areas offering high growth potential.

   Principal Risks of Investing in the Fund. Since the Fund invests primarily in common stocks, the major risks are those of stock investing, including periods of little or no growth and sudden declines in value. Investments in foreign markets expose the Fund's investments to additional risks including the following:

     o    Political instability;

     o    Significant or rapid changes in currency exchange rates;

     o    Foreign exchange restrictions;

     o Inaccurate or incomplete financial information resulting from less strict securities market regulations and accounting standards.

   These risks are increased to the extent the Fund invests in emerging markets. The Fund may invest in emerging markets.

   Securities of smaller companies tend to experience more price volatility than securities of larger companies. Generally, smaller companies have more limited product lines and markets than larger companies, even though they also tend to have potential for greater capital appreciation.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

   Fund Performance. The chart and table shown below provide an illustration of the risks of investing in the Fund.

   The chart shows changes in performance of the Fund's Class A shares from year to year over the life of the Fund. The chart does not reflect any sales charge that you may be required to pay upon redemption or exchange of the Fund's shares. Any sales charge would reduce your return.

          Year-by-year total return as of 12/31 of each year

                          1993        58.50
                          1994        28.68
                          1995        69.13
                          1996       -10.62
                          1997       -12.55
                          1998       -11.73

   During the period shown in the bar chart, the highest quarterly return was 20.28% (for the quarter ended September 30, 1997) and the lowest quarterly return was -32.60% (for the quarter ended September 30, 1998).

   The table shows how the average annual returns for the Fund's shares for one year, five years, and the life of Fund compare to those of the Russell 2000 Index.

Average annual total return as of 12/31/98

                                                     Since
                           1 Year     5 Year       inception
                           -------    -------      ---------

Class A (start 1/1/93)    -11.73%      8.47%         15.85%
Russell 2000 Index         -3.45%     10.29%         11.60%

   The Russell 2000 Index is an unmanaged index that represents the general performance of U.S. smaller companies primarily those with market capitalization of less than $500 million. You cannot invest directly in the index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

   Fees and Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)    None

Maximum deferred sales charge (load) (as
a percentage of offering price)                  None

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage of
offering price)                                  None

Redemption fee (as a percentage of
amount redeemed)                                 1.00%1

Exchange fee (as a percentage of amount
Exchanged)                                       1.00%1

Maximum account fee                              None


Annual Fund operating expenses
(expenses that are deducted from Fund assets)

Management fees                                     1.00%
Distribution & service (12b-1) fees                 0.35%
Other expenses                                      1.56%
                                                   ------
Total annual Fund operating expenses(2)             2.91%
                                                   ------
Fee waiver                                            --
Net operating expenses(2)                           2.35%
                                                   ======

Example

This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated; your investment has a 5% return each year; the Fund's operating expenses remain the same; and you redeem your shares at the end of each of the periods indicated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



Years                   1           3          5          10
Class A               $238        $733      $1,255      $2,686



------------------------
(1) Class A shares purchased after September 30, 1998 are subject to a redemption fee of 1% on shares sold within six months of purchase, and shares purchased after December 31, 1998 are subject to an exchange fee of 1% on shares exchanged within six months of purchase.

(2) The figures presented in this table are based on the gross expenses incurred by Class A shares of the Fund during the year ended December 31, 1998. During that year, the Investment Manager paid or reimbursed the Fund for certain operating expenses. The actual total operating expenses paid by the Fund with respect to Class A shares for 1998 were 1.95% of average daily net assets. For the 1999 fiscal year, the Investment Manager has agreed to pay and reimburse certain operating expenses to limit total annual operating expenses to 2.35% of average daily net assets for Class A shares.

   Other Information about the Fund's Investments. The following provides additional information about the Fund's investments.

   Equity Securities. The Fund invests in equity securities. Equity securities include common stocks, preferred stocks, depository receipts, rights, and warrants. Debt Securities. The Fund may invest in debt securities. Debt securities include supranational, government or sovereign, or non-convertible corporate bonds, notes, debentures, certificates of deposit, commercial paper, bankers' acceptances, and fixed-time deposits.

   Interest Rate and Credit Risk. The value of fixed-income securities generally fluctuates inversely with interest rate movements. Thus, anything that affects interest rates generally will affect the price of Fund shares.

   Sovereign Debt Obligations. Funds which invest in sovereign debt obligations may have difficulty disposing of and valuing them because there may be a limited trading market for them. Adverse publicity and changing investor perceptions also may affect the value of these securities and the Fund's ability to dispose of them.

   Other types of Investments. The Fund may invest up to 35% of its total assets in other types of equity securities, such as equity securities of companies located in other countries or regions, in debt securities convertible into equity securities, and in non-convertible debt securities.

   Restricted and Illiquid Securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. In addition, some foreign securities may have restrictions on transfers within the U.S. or to U.S. persons. Owning a larger percentage of restricted or illiquid securities could hamper a Fund's ability to meet redemptions.

   Hedging Strategies. The Fund may, but is not required to, use hedging strategies to try to reduce the level of risk normally associated with its investments. The types of transactions the Fund may use include foreign currency contracts, writing of covered put and call options, purchase of put and call options on currencies and equity and debt securities, stock index futures and options, interest rate or currency futures and options, and securities futures and options.

   Portfolio Turnover. The frequency of portfolio transactions varies from year to year depending on market conditions. A high annual turnover rate increases transaction costs, which could reduce a Fund's performance. It also may lead to the realization and distribution of higher capital gains to you, which could increase your tax liability. The Investment Manager generally does not engage in short-term trading.

   European Monetary Union and The Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro, which over the next three years will replace the national currencies of the participating member nations. This creates risks to the Fund which is more likely to invest in securities denominated in those affected currencies. The Investment Manager has taken steps to avoid problems for the Fund. However, there can be no assurances that the steps taken by the Investment Manager, the Fund, or its service providers will be sufficient to avoid material problems.

   Temporary Defensive Strategies. The Fund may depart from its principal investment strategies to respond to adverse changes in market and economic conditions. By taking a defensive position, a Fund may not achieve its principal investment objective.

   The complete details of the Fund's investment restrictions and other investment policies are described in the Statement of Additional Information.

   Management of the Fund. AIB Govett, Inc. ("AIB Govett" or "Investment Manager"), 250 Montgomery Street, Suite 1200, San Francisco, CA 94104, is the investment adviser for the Fund and provides the Fund with day-to-day management services and makes, or supervises any subadviser who makes, investment decisions on the Fund's behalf in accordance with the Fund's investment policies. AIB Govett is a wholly-owned subsidiary of AIB Asset Management Holdings Limited ("AIBAMH") which is a majority-owned subsidiary of Allied Irish Banks, plc ("AIB"). AIB is the largest bank in the Republic of Ireland, with assets of approximately $60 billion as of December 31, 1998. AIBAMH had approximately $15.1 billion in assets under management as of December 31, 1998. AIB Govett serves as investment subadviser to two other U.S. mutual fund portfolios.

   AIB Govett Asset Management Limited ("AIB Govett London"), Shackleton House, 4 Battle Bridge Lane, London, England SE1 2HR serves as subadviser to the Fund. A money manager since the 1920s, it has developed special expertise in investing in emerging markets and smaller companies worldwide. AIB Govett London had, as of December 31, 1998, approximately $4.5 billion under management, primarily in non-U.S. funds.

   John Murray and Eileen Fitzpatrick, Joint Chief Investment Officers and Directors of AIB Govett, are Managing Director of Investments of AIB Govett London and Chief Investment Officer of AIB Investment Managers Limited ("AIBIM"), respectively. AIBIM is also a wholly-owned subsidiary of AIBAMH based in Dublin.

   Mr. Murray graduated with a BA in finance and business studies from the University of the South Bank. Prior to joining AIB Govett London as a Director in 1994, he was a Director at Henderson Administration from 1990, most recently responsible for managing pension funds in excess of (Pounds)400m. He also served as a Fund manager at Crown Financial Management and as Head of Research at Provident Life.

   Ms. Fitzpatrick holds a Ph.D. in Science from University College, Dublin. After two years with a Dublin-based Fund management organization, she jointed AIBIM in 1998. She became Head of International Equities and Associate Director in 1993. Ms. Fitzpatrick moved to NCB Stockbrokers and then, in 1995, to Goodbody Stockbrokers (an affiliate of AIB), where she was Head of International Equities Sales Division. In 1996, she rejoined AIBIM as Deputy Investment Director and was appointed Investment Director in January 1997.


   Portfolio Management. AIB Govett and AIB Govett London are part of a broad network of offices worldwide, with principal offices located in London, Dublin, San Francisco, and Singapore. These offices are supported by a global network of investment/research offices in Baltimore, Budapest, Rio de Janeiro, Poznan, and Taipei. The Fund is managed by a portfolio management team under the supervision of the Managing Director of Investments of AIB Govett London. Each team's investment process is based on interaction among regional specialist desks. The Global Investment Policy Committee, consisting of the Chief Investment Officers of the principal offices, sets overall investment policies and strategy for AIB Govett group and coordinates implementation in accordance with each Fund's investment objectives, policies, and regulatory requirements. With this structure, the firm seeks consistent implementation of process and continuity of investment management staff for each Fund.

   Investment Advisory Fees. The Fund pays AIB Govett a monthly fee, as determined at the close of each business day during the month, at an annual rate of 1% of average daily net assets of the Fund, for providing investment management and administrative services to the Fund. In accordance with the Subadvisory Agreement, AIB Govett pays AIB Govett London subadvisory fees from the fees it receives from the Fund. The Fund is not responsible for the payment of the subadvisory fee to AIB Govett London.

   Distribution Arrangements. Rule 12b1 was adopted by the SEC under the 1940 Act, and it permits a mutual fund to pay expenses associated with distributing its shares. The Fund has adopted a plan in accordance with Rule 12b-1, which pertains only to Class A shares and which is referred to in this prospectus as the "Class A Plan".

   Under the Class A Plan, the Fund pays an ongoing distribution fee to the Distributor at an annual rate of 0.35% of the Fund's aggregate average daily net assets attributable to its Class A shares. There is no service fee paid under the Class A Plan.

   Dividends, Capital Gains, and Taxes. The Fund will distribute at least annually substantially all of their net investment income and net realized capital gains. Distributions from net investment income, if any, are expected to be minimal. Such distributions may include all or a portion of the Fund's net realized shortterm gains. At least annually, distributions of any net realized or remaining gains will be declared.

   The Fund may make additional dividend or capital gain distributions as required to comply with certain distribution requirements under the Internal Revenue Code.

   United States Federal Taxation of Shareholders. For federal income tax purposes, any income dividends and short-term capital gains distributions earned from a Fund are treated as ordinary income whether you receive them in cash or in additional shares. Long-term capital gains distributions are treated as long-term capital gains regardless of the length of time you have owned the shares of a Fund, and whether you receive the distributions in cash or in additional shares.

   Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption.

   The Fund will inform you of the source of dividends and distributions paid by the Fund at the time they are paid, and will promptly, after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions. Income received by the Fund may give rise to withholding and other taxes imposed by foreign countries.

   The Fund will also be required to withhold 31% of any dividend and distribution payments made to shareholders who have not provided the following:

     o    a correct taxpayer identification number; or

     o    the certifications required on the Account Application.

   You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that

     o    your taxpayer identification number is incorrect or

     o you are subject to backup withholding for previous underreporting of interest or dividend income.

   This discussion does not purport to be a complete description of all tax implications of investing in the Fund. Because everyone's tax situation is unique, you should always consult your tax professional regarding foreign, federal, state, and local tax consequences.


   Financial Highlights. The following tables describe the Fund's performance for the periods indicated.

   These financial highlights are intended to help you understand the Fund's financial performance. Some of this information reflects the results for a single Fund share. The total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the Fund's financial statements, are included in the Annual Report.


                                                                          Govett Smaller Companies Fund (b)
                                                             -----------------------------------------------------------


                                                Year ended        Year ended       Year ended        Year ended       Year ended

                                                 12/31/98          12/31/97         12/31/96          12/31/95         12/31/94
                                                ----------        ----------       ----------        ----------       ----------


 Net asset value, beginning of period             $19.09            $21.83           $29.96            $19.06           $15.85
                                                ----------        ----------       ----------        ----------       ----------

 Income from investment operations:
     Net investment income (loss)                 (0.35)+           (0.43)+          (0.44)+           (0.30)+          (0.10)+

     Net realized and unrealized gain (loss) on
     investments                                  (1.89)            (2.31)           (2.84)             13.32            4.47
                                                ----------        ----------       ----------        ----------       ----------

         Total from investment operations         (2.24)            (2.74)           (2.29)             13.02            4.37
                                                ----------        ----------       ----------        ----------       ----------

 Less distributions to shareholders:

     From net investment income                     --                --               --                --               --

     In excess of net investment income             --                --               --                --               --

     From net realized gain                         --                --             (4.85)            (2.12)           (1.16)

     In excess of net realized capital gain         ---               ---              ---               ---              ---
                                                ----------        ----------       ----------        ----------       ----------

         Total distributions                        --                --             (4.85)            (2.12)           (1.16)
                                                ----------        ----------       ----------        ----------       ----------

 Net asset value, end of period                   $16.85            $19.09           $21.83            $29.96           $19.06
                                                ==========        ==========       ==========        ==========       ==========

 Total return*                                   (11.73)%          (12.55)%         (10.62)%           69.13%           28.68%
                                                ----------        ----------       ----------        ----------       ----------

 Ratios/supplemental data:

     Net assets, end of period (000's)            $60,952          $127,925         $259,735          $517,990          $76,873

     Net expenses to average daily net assets

       (note A)                                    1.95%             1.95%            1.81%             1.95%            1.95%
                                                ----------        ----------       ----------        ----------       ----------

     Net investment income (loss) to average

       daily net assets                           (1.51)%           (1.64)%          (1.40)%           (1.64)%          (1.13)%
                                                ----------        ----------       ----------        ----------       ----------

     Portfolio turnover rate                       104%               77%             406%              280%             512%
                                                ----------        ----------       ----------        ----------       ----------


   -------------------------

Note A: For the years presented, AIB Govett, investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of other operating expenses of the Fund. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

     Expenses                                      2.91%             2.59%            2.08%             2.12%            2.40%

(a) As of January 1, 1998, AIB Govett became investment manager to all Fund, and AIB Govett London (former investment manager) became Subadviser to all Fund.

(b) Prior to January 9, 1997, Berkeley Capital Management acted as investment subadviser to this Fund.

** Total return calculations exclude front-end sales load. As of September 1, 1998, purchases of Class A shares are no longer subject to a front-end sales load. Total return would have been lower if the Investment Manager had not voluntarily waived a portion of its management fees and assumed a portion of the Fund's expenses.

+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1 of the relevant Financial Statements. Additional Information. For more information about the Fund, the following documents are available free upon request:


   Annual/Semi-annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

   You can get free copies of the reports and SAI, request other information, and discuss questions about the Fund by contacting your broker or bank or the Fund at:

                                  Govett Funds
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                  800-821-0803

   You can also review and copy information about the Fund, including the reports and SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Also, you can get text only copies:

          For a fee, by writing or calling the Public Reference Room of the SEC, Washington, D.C., 205049-6009, telephone 800-SEC-0330.

          For free from the SEC's Internet web site at http://www.sec.gov.

   The Company's most recent Annual Report and Semi-Annual Report contain additional performance information on the Fund. These Reports are available without charge upon request by calling the Transfer Agent.

 Federal Taxation

   The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. For purposes of the following discussion and opinions, it is assumed that the Fund Shares represent shares in an entity treated as a regulated investment company for federal income tax purposes.

   In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

   1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from the Trust asset when such income is considered to be received by the Trust.

   2. Each Unitholder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in-kind distribution of stock is received by a Unitholder as described below). The price a Unitholder pays for his or her Units is allocated among his or her pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his or her Units) in order to determine his or her initial tax basis (before adjustment for original issue discount accruing after the evaluation date) for his or her pro rata portion of each Security held by the Trust. Unitholders should consult their own tax advisors with regard to calculation of basis. The Treasury Obligations are treated as stripped bonds and are treated as bonds issued at an original issue discount as of the date a Unitholder purchases his or her Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unitholder's initial cost for his or her pro rata portion of each Treasury Obligation held by the Trust (determined at the time he acquires his Units, in the manner described above) is generally treated as its "purchase price" by the Unitholder. Original issue discount is effectively treated as interest for federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unitholder will be required to include in gross income for each taxable year the sum of his or her daily portions of original issue discount attributable to the Treasury Obligations held by the Trust as such original issue discount accrues and will, in general, be subject to federal income tax with respect to the total amount of such original issue discount that accrues for such year (even though the income is not distributed to the Unitholders during such year) to the extent it is not less than a "de minimis" amount as determined under Treasury Regulations relating to stripped bonds. To the extent the amount of such discount is less than the respective "de minimis"amount, such discount is generally treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unitholders each year. Unitholders should consult their tax advisers regarding the federal income tax consequences and accretion of original issue discount. For federal income tax purposes, a Unitholder's pro rata portion of dividends (other than designated capital gain dividends as discussed below) as defined by Section 316 of the Code, paid with respect to a Fund Share held by the Trust is taxable as ordinary income to the extent of such Fund's current and accumulated "earnings and profits". A Unitholder's pro rata portion of dividends paid on such Fund Share which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Fund Share, and to the extent that such dividends exceed a Unitholder's tax basis in such Fund Share shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his or her Units for more than one year.

   3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain except in the case of a dealer. A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution) and, in general, will be long-term if the Unitholder has held his or her Units for more than one year. Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purposes.

   Dividends Received Deduction. Distributions on the Fund Shares which are taxable as ordinary income to the Unitholders will constitute dividends for federal income tax purposes. To the extent dividends received by the Fund are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to such pro rata portion of dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. However, to the extent dividends received by the Fund are from United States corporations (other than real estate investment trusts) and are designated by the Fund as being eligible for the dividends received deduction, distributions received by corporate Unitholders (other than corporate Unitholders such as "S" corporations which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as accumulated earnings tax and personal holding corporation tax) with respect to Fund Shares attributable to such dividends may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction. It should be noted that various Code provisions affect the dividends received deduction. Unitholders should consult with their tax advisors with respect to the limitations on and possible modifications to the dividends received deductions.

   Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. Because Unitholders are deemed to directly own a pro rata portion of the Fund Shares as discussed above, Unitholders are advised to read the discussion of tax consequences for the Fund set forth under "Trust Portfolio" above. Distributions declared by the Fund on Fund Shares in October, November or December that are held by the Trust and paid during the following January will be treated as having been received by Unitholders on December 31 in the year such distributions were declared. Distributions of the Fund's net capital gain which the Fund properly designates as capital gain dividends will be taxable to the Unitholders as long-term capital gains regardless of how long a person has been a Unitholder. If a Unitholder holds his or her Units for six months or less or if the Trust holds shares of the Fund for six months or less, any loss incurred by a Unitholder related to the disposition of the Fund Shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received (or deemed to have been received) with respect to such shares. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

   The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sales rules.

   In addition, it should be noted that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Securities represented by that Unit.

   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. Certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

   Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of the Trust. As discussed in "Rights of Unitholders--Redemption of Units", under certain circumstances a Unitholder tendering Units for redemption may request an In Kind Distribution. A Unitholder may also under certain circumstances request an In Kind Distribution upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units." Treasury Obligations will not be distributed to a Unitholder as part of an In Kind Distribution. The tax consequences relating to the sale of Treasury Obligations are discussed above. As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust assets for federal income tax purposes. The receipt of an In Kind Distribution will result in a Unitholder receiving whole shares of the Fund plus, possibly, cash.

   The potential tax consequences that may occur under an In Kind Distribution with respect to each Fund Share will depend on whether or not a Unitholder receives cash in addition to Fund Shares. A Unitholder will not recognize gain or loss with respect to Fund Shares if a Unitholder only receives shares of the Fund in exchange for his or her pro rata portion in each share of the Fund held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of the Fund, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of the Fund. Because a Unitholder will receive cash in exchange for his or her pro rata portion in each Treasury Obligation held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such Treasury Obligation, regardless of whether the Unitholder reinvests the cash relating to the Treasury Obligations into additional Fund Shares.

   Because the Trust will own many Securities, a Unitholder who requests an In Kind Distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by the Trust. Unitholders who request an In Kind Distribution are advised to consult their tax advisers in this regard.

   General. If more than 50% of the value of the total assets of the Fund consist of stock or securities in foreign corporations, the Fund may elect to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, Unitholders of the Trust, because they are deemed to own a pro rata portion of the Fund Shares held by the Trust, as described above, must include in their gross income, for Federal income tax purposes, both their portion of dividends received by the Trust from the Fund, and also their portion of the amount which the Fund deems to be the Trust's portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Unitholders may then subtract from their Federal income tax the amount of the foreign tax credit with respect to such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unitholders should consult their tax advisers regarding this election and its consequences to them.

   The foregoing discussion relates only to the tax treatment of United States Unit holders ("U.S. Unit holders") with regard to Federal and certain aspects of New York State and City income taxes. Unit holders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unit holder" means an owner of a Unit in the Trust that (a) is (i) for United States Federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States Federal income taxation regardless of its source or (b) does not qualify as a U.S. Unit holder in paragraph (a) but whose income from a Unit is effectively connected with such Unit holder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable.

   Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations may not be subject to taxation or withholding provided certain requirements are met). Such persons should consult their tax advisers.

   Unitholders will be notified annually of the amounts of original issue discount, dividend income and long-term capital gains distributions includable in the Unitholder's gross income and amounts of Trust expenses which may be claimed as itemized deductions.

   Dividend income, long-term capital gains and accrual of original issue discount may also be subject to state and local taxes. Foreign investors may be subject to different Federal income tax consequences than those described above. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

   Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.

   In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

 Trust Operating Expenses

   Compensation of Sponsor and Evaluator. Neither the Sponsor nor the Evaluator will receive any fees in connection with its activities relating to the Trust. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Securities as described under "Public Offering--Sponsor Compensation".

   Trustee's Fee. For its services the Trustee will receive the annual per Unit fee from the Trust set forth under "Summary of Essential Financial Information" in Part One (which amount is based on the number of Units outstanding on January 1 of each year for which such compensation relates). The Trustee's fees are payable in monthly installments on or before the tenth day of each month from the Income Account to the extent funds are available and then from the Capital Account. The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration."

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust,
(b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part (g) costs associated with liquidating the securities held in the Trust portfolio and (h) expenditures incurred in contacting Unitholders upon termination of the Trust.

   The fees and expenses of the Trust will accrue on a daily basis and will be charged to the Trust on a monthly basis. The fees and expenses are generally paid out of the Capital Account of the Trust. When these amounts are paid by or owing to the Trustee, they are secured by a lien on the Trust's portfolio. Since the Fund Shares consist primarily of common stock and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that Fund distributions will be sufficient to meet any or all expenses of the Trust. Rule 12b-1 fees imposed on Fund Shares held in the Trust are rebated to the Trust, deposited in the Income Account and are used to pay expenses of the Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Fund Shares (but not Treasury Obligations) to pay such amounts. These sales may result in capital gains or losses to Unitholders. See "Federal Taxation."

 Public Offering

   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the net asset value of the Fund Shares, the aggregate bid side evaluation of the Treasury Obligations, an applicable sales charge (which will be reduced by .3 of 1% on each June 1, commencing June 1, 1996, to a minimum sales charge of 1.5%), and cash, if any, in the Income and Capital Accounts held or owned by the Trust.

   Any sales charge reduction will primarily be the responsibility of the selling broker, dealer or agent.

   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates, dealers and their affiliates, and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

   Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One in accordance with fluctuations in the prices of the underlying Securities in the Trust.

   As indicated above, the price of the Units was established by adding to the determination of the aggregate underlying value of the Securities an amount initially equal to 5.152% of such value and dividing the sum so obtained by the number of Units outstanding. The Public Offering Price shall include the proportionate share of any cash held in the Income and Capital Accounts. This computation produced a gross underwriting profit initially equal to 4.9% of the Public Offering Price. The Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the Evaluation Time on days the New York Stock Exchange is open and will adjust the Public Offering Price of Units accordingly. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or the Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. Effective on each June 1 commencing June 1, 1996, such sales charge will be reduced by .3 of 1% to a minimum sales charge of 1.5%.

   The value of the Fund Shares is determined on each business day based on the last available net asset value calculation on or immediately prior to the Evaluation Time on the day the valuation is made. The Treasury Obligations will be valued at their net bid prices. If bid prices are not available for the Treasury Obligations, then such evaluations will be based on (1) bid prices for comparable securities, (2) by determining the value of the Treasury Obligations on the bid side of the market by appraisal or (3) by any combination of the above. The offering price of the Treasury Obligations may be expected to be greater than the bid price of the Treasury Obligations by less than 2%.

   In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities in the Trust but rather the entire pool of Securities, taken as a whole, which are represented by the Units.

   Unit Distribution. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.

   The Sponsor has qualified the Units for sale in a number of states. Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For secondary market transactions, the broker-dealer concession or agency commission will amount to 70% of the sales charge applicable to the transaction.

   Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

   To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 500 Units (100 Units for a tax-sheltered retirement plan). The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   Broker-dealers of the Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charge on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

   Sponsor Compensation. The Sponsor will receive a gross sales commission initially equal to 4.9% of the Public Offering Price of the Units (equivalent to 5.152% of the net amount invested), less any reduced sales charge (as described under "General" above). Any discount provided to investors will be borne by the selling broker, dealer or agent as indicated under "General" above.

   In addition, the Sponsor realized a profit or sustained a loss, as the case may be, as a result of the difference between the price paid for the Treasury Obligations by the Sponsor and the cost of such Treasury Obligations to the Trust on the Initial Date of Deposit as well as on subsequent deposits. Although the Sponsor is not currently the Fund's distributor, The Sponsor has participated as distributor of Govett Smaller Companies Fund. The Sponsor further realized additional profit or loss during the initial offering period as a result of the possible fluctuations in the market value of the Securities in the Trust after a date of deposit, since all proceeds received from purchasers of Units (excluding dealer concessions and agency commissions allowed, if any) will be retained by the Sponsor.

   A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   As stated under "Public Market" below, the Sponsor intends to maintain a secondary market for Units of the Trust. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and offer continuously to purchase Units at prices, subject to change at any time, based upon the net asset value of the Fund Shares in the Trust plus the aggregate bid price of the Treasury Obligations. The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units." Unitholders should contact their broker to determine the best price for Units in the secondary market. The Trustee will notify the Sponsor of any tendered of Units for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.


   Tax-Sheltered Retirement Plans. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans. The minimum purchase in connection with a tax-sheltered retirement plan is 100 Units.

 Rights of Unitholders

   Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust will be evidenced by certificates unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, and such certificate or transfer instrument, exactly as his or her name appears on the records of the Trustee, and on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Fractional certificates will not be issued.

   Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Distributions of Income and Capital. Any distributions of dividends received by the Trust with respect to the Fund Shares therein are credited by the Trustee to the Income Account. Other receipts (e.g., capital gains, any capital gain dividends, proceeds from the sale of Securities, return of principal, etc.) are credited to the Capital Account of the Trust.

   The Trustee will distribute any net income other than accreted interest received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unitholders of record on the preceding Record Dates. See "Summary of Essential Financial Information" in Part One. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Distribution Date to Unitholders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations will not be distributed currently, although Unitholders in the Trust will be subject to federal income tax as if a distribution had occurred. See "Federal Taxation." Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

   The distribution to Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of each Unitholder's pro rata share of the cash in the Income Account after deducting estimated expenses. Because distributions are not received by the Trust at a constant rate throughout the year, such distributions to Unitholders, if any, are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

   On a monthly basis, the Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account amounts necessary to pay the daily accrued expenses of the Trust (as determined on the basis set forth under Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

   Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen Funds Inc., may have distributions of interest income, capital gains, and/or principal on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds".

   Each Reinvestment Fund has investment objectives which differ from those of the Trust. The prospectus relating to each Reinvestment Fund describes its investment policies and how to begin reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

   Purchases of shares of a Reinvestment Fund will be made at a net asset value computed on the Distribution Date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value.

   Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to suspend or terminate at any time the reinvestment plan relating to such fund.

   Reports Provided. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Sponsor deems it to be in the best interest of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Income
Account: income received (including amortization of original issue discount with respect to the Treasury Obligations), deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (I) as to the Capital Account: the dates of disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom, deductions for payment of applicable taxes, fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts.

   Unitholders may obtain the Evaluator's evaluations of the Securities upon request.

   Redemption of Units. A Unitholder may redeem all or a portion of his or her Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286. Certificates must be tendered to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash (unless the redeeming Unitholder elects an In Kind Distribution as indicated below) an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time or on a day which is not a Trust business day, the date of tender is deemed to be the next business day.

   The Trustee may sell Securities to satisfy Unit redemptions.The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the Supervisor for this purpose. Units so redeemed shall be cancelled.

   Unitholders tendering Units with a redemption value at least equal to $500 for redemption may request from the Trustee in lieu of a cash redemption a distribution in kind ("In Kind Distributions") of an amount and value of Securities per Unit equal to the Redemption Price per Unit on the date of tender. An In Kind Distribution will be made by the Trustee through the distribution of the Fund Shares in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. The tendering Unitholder will receive his pro rata number of Fund Shares comprising the portfolio. Unitholders may also elect to have the pro rata portion of the Treasury Obligations to which such tendering Unitholder is entitled reinvested without a sales charge into Fund Shares. Unitholders not electing to have their pro rata portion of the Treasury Obligations reinvested into Fund Shares will receive cash from the Capital Account equal to the pro rata portion of the Treasury Obligations to which the tendering Unitholder is entitled. In implementing these redemption procedures, the Trustee shall make any adjustments necessary to reflect differences between the Redemption Price of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed above.

   To the extent that Securities are redeemed in kind or sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an In Kind Distribution. See "Federal Taxation."

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the net asset value of the Fund Shares in the Trust plus the aggregate bid price of the Treasury Obligations, plus or minus cash, if any, in the Income and Capital Accounts. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends or other distributions receivable on the Fund Shares trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust and
(b) the accrued expenses of the Trust. See "Public Offering--Offering Price" for a description of the method of evaluating the Fund Shares and Treasury Obligations.

   As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

 Trust Administration

   Portfolio Administration. The Trust is not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. Traditional methods of investment management for a managed fund (such as the Fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. While the Trust will not be managed, the Trust Agreement provides that the Sponsor may (but need not) direct the Trustee to dispose of Fund Shares in the event that the Fund defaults in the payment of a distribution that has been declared, that any action or proceeding has been instituted restraining the payment of distributions or there exists any legal question or impediment affecting such Fund, that the Fund has breached a covenant which would affect the payments of distributions, or otherwise impair the sound investment character of the Fund, or that the price of the Fund Shares have declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of the Fund Shares would be detrimental to the Trust. Treasury Obligations may be sold by the Trustee only pursuant to the liquidation of the Trust or to meet redemption requests. Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Fund Shares) are credited to the Capital Account for distribution to Unitholders or to meet redemptions.

   As indicated under "Rights of Unitholders--Redemption of Units" above, the Trustee may also sell Securities designated by the Supervisor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold for such purposes, Treasury Obligations may only be sold if the Smaller Companies Fund and Treasury Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $11.00 per Unit. Treasury Obligations may not be sold by the Trustee to meet expenses of the Smaller Companies Fund and Treasury Trust.

   Amendment of the Trust Agreement. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided, however, that the Trust Agreement may not be amended to increase the number of Units (other than as provided in the Trust Agreement). The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

   Termination. A Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of the Smaller Companies Fund and Treasury Trust then outstanding, or by the Trustee if the net asset value of the Trust is less than $500,000 unless the net asset value of the Trust deposits has exceeded $15,000,000, then the Trust Agreement may be terminated if the net asset of the Trust is less than $3,000,000. The Trust will terminate upon the sale or other disposition of the last Security held in the Trust, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One.

   Commencing on the Mandatory Termination Date, Fund Shares will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sales of the Fund Shares. Written notice of any termination specifying the time or times at which Unitholders may surrender their certificates for cancellation, if any are then issued and outstanding, shall be given by the Trustee to each Unitholder so holding a certificate at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders owning Units with a termination value at least equal to $500 to request an In Kind Distribution rather than payment in cash upon the termination of the related Trust. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the next business day thereafter if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of Fund Shares to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. Unitholders may also elect to have the pro rata portion of the proceeds received upon the maturity of the Treasury Obligations reinvested without a sales charge into Fund Shares. Unitholders not electing to reinvest the proceeds received from the Treasury Obligations will be paid their pro rata portion of the Treasury Obligations in cash. Unitholders owning Units with a termination value of less than $500 and those not requesting an In Kind Distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. All distributions will be net of Trust expenses and costs. Any sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

   Within 60 days of the final distribution Unitholders will be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.

   Limitations on Liabilities. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

   The Trustee shall not be liable for any taxes or other governmental charges imposed on the Securities on it as Trustee under the Trust Agreement or on the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

   The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it

   Sponsor. Van Kampen Funds Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. Van Kampen Investments Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

   MSDW, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; global custody, securities clearance services and securities lending; and credit card services.

   Van Kampen Funds Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713)
993-0500. As of November 30, 1999, the total stockholders' equity of Van Kampen Funds Inc. was $141,554,861 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   As of March 31, 1999, the Sponsor and its Van Kampen affiliates managed or supervised approximately $75 billion of investment products. The Sponsor and its Van Kampen affiliates managed $64 billion of assets, consisting of $36.6 billion for 50 open-end mutual funds, $19.5 billion for 39 closed-end funds and $8.2 billion for 106 institutional accounts. The Sponsor has also deposited more than 3,200 unit trusts amounting to approximately $35.4 billion of assets. All of Van Kampen's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance or evaluation services at cost for approximately $13.4 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trust as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the number of Units of the Trust held by, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

 Other Matters

   Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn has acted as counsel for the Trustee.

   Independent Certified Public Accounts. The statement of condition and the related securities portfolio included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.


No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or dealers. This Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any persons to whom it is not lawful to make such offer in such state.


                  Table of Contents                      Page
                  -----------------                     ------

The Trust                                                      2
Objectives and Securities Selection                            2
Trust Portfolio                                                3
Govett Smaller Companies Fund Summary                          4
Federal Taxation                                               9
Trust Operating Expenses                                      11
Public Offering                                               11
Rights of Unitholders                                         13
Trust Administration                                          14
Other Matters                                                 16


This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                           VAN KAMPEN AMERICAN CAPITAL
                            EQUITY OPPORTUNITY TRUST,
                                    SERIES 14


                                   PROSPECTUS
                                    PART TWO


                          Govett Smaller Companies Fund
                          and Treasury Trust, Series 1


                   Note: This Prospectus May Be Used Only When
                   Accompanied by Part One. Both Parts of this
               Prospectus should be retained for future reference.

                 Dated as of the date of the Prospectus Part One
                     accompanying this Prospectus Part Two.


                              VAN KAMPEN FUNDS INC.

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056


              Please retain this Prospectus for future reference.




         CONTENTS OF POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT

    This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet
                                 The prospectus
                                 The signatures
                     The Consent of Independent Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Equity Opportunity Trust, Series 14, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of April, 2000.

                 VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14
                                                                    (Registrant)

                                                        By VAN KAMPEN FUNDS INC.
                                                                     (Depositor)


                                                               By: Gina Costello
                                                             Assistant Secretary
                                                                          (SEAL)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 24, 2000 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE               TITLE

Richard F. Powers III   Chairman and Chief Executive          )
                        Officer                               )

John H. Zimmerman III   President and Chief Operating         )
                        Officer                               )

William R. Rybak        Executive Vice President and          )
                        Chief Financial Officer               )

A. Thomas Smith III     Executive Vice President,             )
                        General Counsel and Secretary         )

Michael H. Santo        Executive Vice President              )


          Gina M. Costello______________
               (Attorney in Fact)*

--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Focus Portfolios, Series 136 (File No. 333-70897) and the same are hereby incorporated herein by this reference.